                                                                    EXHIBIT 99.2


          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed financial statements of Kana Communications, Inc. (Kana) have been prepared to give effect to the mergers of Kana, netDialog, Inc. (netDialog), and Business Evolution, Inc.
(BEI), using the pooling of interests method of accounting.

The pro forma combined condensed balance sheet gives effect to the merger as if it had occurred on September 30, 1999, and combines the unaudited condensed consolidated balance sheet of Kana and the unaudited condensed balance sheetsof netDialog and BEI as of September 30, 1999. The pro forma combined condensed statements of operations combine the historical consolidated statements of operations of Kana and the historical statements of operations of netDialog and BEI for the years ended December 31, 1997 and 1998 and the nine months ended September 30, 1999 and 1998, in each case as if the mergers had occurred at the beginning of the earliest period presented.

Such pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the mergers occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. In addition, Kana recorded a charge for acquisition-related costs of approximately $4.5 million in operations for the quarter ended December 31, 1999. This is an estimate and is subject to change. There can be no assurance that Kana will not incur additional charges to reflect costs associated with the mergers or that management will be successful in its efforts to integrate the operations of the three companies.

These pro forma combined condensed financial statements are based upon the respective historical consolidated financial statements of Kana and the historical financial statements of netDialog and BEI. These should be read in conjunction with the respective supplemental consolidated financial statements and notes thereto of Kana included in the Form S-1 registration statement (333-82587) as filed with the Securities and Exchange Commission on September 21, 1999 and the historical consolidated financial statements and notes thereto of netDialog included herein.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                                 (In thousands)

                                                                                                             PRO FORMA
                                                                                                  --------------------------------
          ASSETS                                            KANA        NETDIALOG       BEI         ADJUSTMENTS       COMBINED
                                                       -------------- ------------- --------      --------------     -------------

  Cash and cash equivalents                          $    57,200       $   524      $  3,059      $                  $ 60,783
  Short-term investments                                   7,427           137            --                            7,564
  Accounts receivable, net                                 2,268            63           230                            2,561
  Prepaid expenses and other current assets                1,606             4            16                            1,626
                                                       ---------      --------      --------      ---------          --------
                        Total current assets              68,501           728         3,305            --            72,534

Property and equipment, net                                3,942           554           312                            4,808
Other assets                                                 150            56           152                              358
                                                       ---------      --------      --------      ---------          --------

                        Total assets                 $    72,593       $ 1,338      $  3,769      $      --          $ 77,700
                                                       =========      ========      ========      =========          ========

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Convertible debt                                   $        --       $ 4,800      $     --      $  (4,800)     2b  $     --
  Current portion of notes payable                         1,236           512            --                            1,748
  Accounts payable                                         1,389           330           254                            1,973
  Accrued payroll and related liabilities                    713            --            --                              713
  Other accrued liabilities                                3,618           391            69          4,500      2a     8,578
  Deferred revenue                                         3,709            --         1,064                            4,773
                                                       ---------      --------      --------      ---------          --------

                        Total current liabilities         10,665         6,033         1,387           (300)           17,785

Notes payable, less current portion                          652            83                                            735
                                                       ---------      --------      --------      ---------          --------

                        Total liabilities                 11,317         6,116         1,387           (300)           18,520
                                                       ---------      --------      --------      ---------          --------

Redeemable preferred stock                                    --         4,995            --         (4,995)     2b        --

Stockholders' equity:
  Convertible preferred stock                                 --            --         4,976         (4,976)     2c        --
  Common stock                                                29            --            --              2      2d        31
  Additional paid-in capital                             111,867         1,015           798         14,769    2b-2d  128,449
  Deferred stock-based compensation                      (16,127)         (374)                                       (16,501)
  Notes receivable from stockholders                      (6,246)           --                                         (6,246)
  Accumulated other comprehensive loss                       (31)           --                                            (31)
  Accumulated deficit                                    (28,216)      (10,414)       (3,392)        (3,794)   2a, 2e (45,816)
                                                       ---------      --------      --------      ---------          --------
                        Total stockholders' equity        61,276        (9,773)        2,382          6,001            59,886
                                                       ---------      --------      --------      ---------          --------
                        Total liabilities and
                        stockholders' equity         $    72,593       $ 1,338      $  3,769      $     706          $ 78,406
                                                       =========      ========      ========      =========          ========

See accompanying notes to unaudited pro forma combined condensed financial statements.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (In thousands, except per share data)

                                                                                                                    PRO FORMA
                                                                                                              ----------------------
                                                                           KANA       NETDIALOG       BEI      ADJUSTMENTS  COMBINED
                                                                          ------     -----------    -------    -----------  -------
Revenues:
    License .....................................................       $    --      $    --        $    --     $           $   --
    Service .....................................................            --           --            617                    617
                                                                          -----      -------        -------     ----------  ------
        Total revenues ..........................................            --           --            617             --     617
                                                                          -----      -------        -------     ----------  ------

Cost of revenues:
    License .....................................................            --           --             --                      --
    Service .....................................................            --           --            253                    253
                                                                          -----      -------        -------     ----------  ------
        Total cost of revenues ..................................            --           --            253             --     253
                                                                          -----      -------        -------     ----------  ------
        Gross profit ............................................            --           --            364             --     364
                                                                          -----      -------        -------     ----------  ------

Operating expenses:
    Sales and marketing .........................................           366           --            146                    512
    Research and development ....................................           699          150            122                    971
    General and administrative ..................................           257          114              7                    378
    Amortization of stock based                                                                                                 --
     compensation ............................................              113           --             --                    113
                                                                          -----      -------        -------     ----------  ------
     Total operating expenses ................................            1,435          264            275             --   1,974
                                                                          -----      -------        -------     ----------  ------

        Loss from operations ....................................        (1,435)        (264)            89             --  (1,610)

Other income, net ...............................................            52            2              4             --      58
                                                                          -----      -------        -------     ----------  ------
        Net loss ................................................       $(1,383)     $  (262)       $    93     $       -- $(1,552)
                                                                         ======      =======        =======     ==========  ======

Net loss per common share:

    Basic and diluted                                                   $ (0.92)                                            $(0.93)
                                                                         =======                                            =======
    Weighted-average shares                                               1,497                                              1,669
                                                                         =======                                            =======

See accompanying notes to unaudited pro forma combined condensed financial statements.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED DECMEBER 31, 1998
                      (In thousands, except per share data)


                                                                                                                PRO FORMA
                                                                                                         --------------------------
                                                              KANA           NETDIALOG        BEI        ADJUSTMENTS       COMBINED
                                                            -------         ----------      -------      -----------       --------

Revenues:
    License .........................................      $  1,793          $   --          $  221          $              $ 2,014
    Service .........................................           256              --              77                             333
                                                             ------          ------          ------          -----          -------
        Total revenues ..............................         2,049              --             298             --            2,347
                                                             ------          ------          ------          -----          -------

Cost of revenues:
    License .........................................            54            ----              --                              54
    Service .........................................           519              --             147                             666
                                                             ------          ------          ------          -----          -------
        Total cost of revenues ......................           573              --             147             --              720
                                                             ------          ------          ------          -----          -------
        Gross profit ................................         1,476              --             151             --            1,627
                                                             ------          ------          ------          -----          -------

Operating expenses:
    Sales and marketing .............................         3,938             915             651                           5,504
    Research and development ........................         2,835           2,155             679                           5,669
    General and administrative ......................         1,004             646             174                           1,824
    Amortization of stock based                                                                                                  --
        compensation ................................         1,263             194              --                           1,457
                                                             ------          ------          ------          -----          -------
        Total operating expenses ....................         9,040           3,910           1,504             --           14,454
                                                             ------          ------          ------          -----          -------
        Loss from operations ........................        (7,564)         (3,910)         (1,353)            --          (12,827)

Other income, net ...................................           186              47              (7)                           226
                                                             ------          ------          ------          -----          -------

        Net loss ....................................      $ (7,378)        $(3,863)        $(1,360)         $  --         $(12,601)
                                                             ======          ======          ======          =====          ========

Net loss per common share:

    Basic and diluted                                      $  (2.58)                                                        $ (4.16)
                                                           ========                                                         ========
    Weighted-average shares                                   2,864                                                            3,032
                                                           ========                                                         ========

See accompanying notes to unaudited pro forma combined condensed financial statements.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (In thousands, except per share data)


                                                                                                                  PRO FORMA
                                                                                                          --------------------------
                                                              KANA           NETDIALOG          BEI        ADJUSTMENTS     COMBINED
                                                            -------         ----------      ----------    -------------   ----------

Revenues:
    License .......................................       $   1,093          $    --          $ 132          $              $ 1,225
    Service .......................................             138               --            115                             253
                                                             ------           ------           ----           -----          ------
        Total revenues ............................           1,231               --            247              --           1,478
                                                             ------           ------           ----           -----          ------
Cost of revenues:
    License .......................................              33               --             --                              33
    Service .......................................             246               --             78              --             324
                                                             ------           ------           ----           -----          ------
        Total cost of revenues ....................             279               --             78              --             357
                                                             ------           ------           ----           -----          ------
        Gross profit ..............................             952               --            169              --           1,121
                                                             ------           ------           ----           -----          ------
Operating expenses:
    Sales and marketing ...........................           2,580              519            428                           3,527
    Research and development ......................           1,658            1,624            446                           3,728
    General and administrative ....................             622              503            101                           1,226
    Amortization of stock based                                                                                                  --
        compensation ..............................             782              100             --                             882
                                                             ------           ------           ----           -----          ------
        Total operating expenses ..................           5,642            2,746            975              --           9,363
                                                             ------           ------           ----           -----          ------
        Loss from operations ......................          (4,690)          (2,746)          (806)             --          (8,242)

Other income, net .................................              79               38              3              --             120
                                                             ------           ------           ----           -----          ------
        Net loss ..................................       $  (4,611)         $(2,708)         $(803)          $  --         $(8,122)
                                                             ======           ======           ====           =====          ======

Net loss per common share:

    Basic and diluted                                     $   (2.34)                                                        $ (3.28)
                                                           ========                                                          ======
    Weighted-average shares                                   1,973                                                           2,477
                                                           ========                                                          ======

See accompanying notes to unaudited pro forma combined condensed financial statements.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                      (In thousands, except per share data)




                                                                                          PRO FORMA
                                                                                  -------------------------
                                        KANA         NETDIALOG           BEI      ADJUSTMENTS      COMBINED
                                     --------        ---------       --------     -----------     ---------

Revenues:
   License                           $  5,442        $     72        $    297                     $  5,811
   Service                              1,732              --              64                        1,796
                                     --------        --------        --------        ------       --------
     Total revenues                     7,174              72             361        $   --          7,607
                                     --------        --------        --------        ------       --------

Cost of revenues:
   License                                124              --              --                          124
   Service                              2,814             333             394                        3,541
                                     --------        --------        --------        ------       --------
     Total cost of revenues             2,938             333             394            --          3,665
                                     --------        --------        --------        ------       --------
     Gross profit                       4,236            (261)            (33)           --          3,942
                                     --------        --------        --------        ------       --------

Operating expenses:
   Sales and marketing                  9,202           1,784           1,153                       12,139
   Research and development             5,667           1,901             877                        8,445
   General and administrative           1,768           1,117             329                        3,214
   Amortization of stock based
     compensation                       6,330             301              --                        6,631
   Acquisition related costs              910              --              --                          910
                                     --------        --------        --------        ------       --------
     Total operating expenses          23,877           5,103           2,359            --         31,339
                                     --------        --------        --------        ------       --------
     Loss from operations             (19,641)         (5,364)         (2,392)           --        (27,397)
Other income (expense), net               186            (924)            (12)          706 2e         (44)
                                     --------        --------        --------        ------       --------
     Net loss                        $(19,455)       $ (6,288)       $ (2,404)       $  706       $(27,441)
                                     ========        ========        ========        ======       ========

Net loss per common share:
   Basic and diluted                 $  (2.53)                                                    $  (3.19)
                                     ========                                                     ========
   Weighted-average shares              7,689                                                        8,593
                                     ========                                                     ========

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1)      PRO FORMA BASIS OF PRESENTATION

         These pro forma combined financial statements reflect the issuance of 1,383,539 shares of Kana common stock in exchange for an aggregate of 20,198,948 shares of netDialog common stock (including pro forma adjustments) and 17,708,416 shares of BEI common stock (including pro forma adjustments) as of September 30, 1999 in connection with the mergers based on the exchange ratios set forth in the following table:


netDialog pro forma common stock outstanding
   as of September 30, 1999                                      20,198,948
Exchange ratio                                                      0.02763
                                                         -------------------

Number of Kana common stock shares exchanged                                        558,097

BEI pro forma common stock outstanding                           17,708,416
   as of September 30, 1999
Exchange ratio                                                  0.053370518
                                                         -------------------

Number of Kana common stock shares exchanged                                        945,107

Number of Kana common stock shares outstanding
   as of September 30, 1999                                                      28,865,350
                                                                            ----------------

Number of shares of Kana common stock
   outstanding as of September 30, 1999 assuming
   completion of the mergers                                                     30,368,554
                                                                            ================

         The netDialog pro forma common stock as of September 30, 1999 includes 14,005,466 shares for the conversion of the redeemable preferred stock and convertible debt, which converted immediately prior to the merger and 1,197,534 shares for common stock options and redeemable preferred stock warrants exercised after September 30, 1999, net of 189,684 shares surrendered back to netDialog in lieu of paying cash for the exercise of the warrants.

         The BEI pro forma common stock as of September 30, 1999 includes 4,443,758 shares for the conversion of the convertible preferred stock, which converted immediately prior to the merger, and 2,217,737 shares of restricted common stock issued in October 1999 to certain employees and members of the board of directors.

(2)      PRO FORMA ADJUSTMENTS

         (a) Kana recorded a charge for acquisition-related costs of approximately $4,500,000 in the operations for the quarter ended December 31, 1999. These costs include:

          - Direct transaction costs of approximately $1,585,000 consisting primarily of financial advisory, legal, accounting, regulatory filing fees and other related costs;

          - Severance and related employee termination costs of approximately $430,000;

          - Facilities and equipment costs of approximately $705,000 consisting primarily of estimated lease termination and duplicate facility closure costs; and

          - Other costs of approximately $1,780,000 primarily related to advertising the mergers and employee communication to be conducted in the quarter ended December 31, 1999.

     The pro forma condensed balance sheet gives effect to the acquisition-related charge as if such costs had been incurred as of September 30, 1999. This charge is not reflected in the unaudited pro forma combined condensed statements of operations.

         (b) Pursuant to the terms merger, the netDialog redeemable preferred stock with a book value of $4,995,000 and convertible debt with a book value of $4,800,000, including a charge of $706,000 for the fair value of redeemable preferred stock warrants issued, converted into 14,005,466 shares of netDialog common stock immediately prior to the merger.

         (c) Pursuant to the terms of the merger, the BEI convertible preferred stock with a book value of $4,976,000 converted into 4,443,758 shares of common stock immediately prior to the merger.

         (d) In connection with the merger agreements, based on the pro forma number of shares of netDialog and BEI common stock outstanding at September 30, 1999, Kana will issue an aggregate of approximately 1,503,204 shares of common stock with a par value of $2.

         (e) In connection with restating its financial statements for all periods presented pursuant to the pooling of interests method of accounting, Kana expects to exclude a charge to interest expense of $706,000 related to the fair value of reedemable prefered stock warrants issued by netDialog in 1999 in connection with a convertible debt offering. The prefered stock and prefered stock warrants of netDialog and BEI will be treated as Kana common stock and common stock warrants for all periods presented in the Kana restated financial statements, and accordingly, the charge for the netDialog prefered stock warrants is expected to be treated as an increase to additional paid in capital.


(3)      PRO FORMA NET LOSS PER COMMON SHARE

         Pro forma net loss per share for the nine month periods ended September 30, 1998 and 1999 and for the years ended December 31, 1997 and 1998, is computed using the historical weighted-average number of outstanding shares of common stock, excluding common stock subject to repurchase, for Kana, netDialog and BEI. In addition, the computation includes the pro forma effects of the automatic conversion of the netDialog redeemable preferred stock, the netDialog convertible debt, and the BEI convertible preferred stock into shares of Kana common stock at the applicable exchange ratio upon the closing of the mergers as if such conversion occurred on January 1, 1997, or at the date of issuance, if later. Pro forma common equivalent shares, comprised of common shares subject to repurchase and incremental shares issuable upon the exercise of stock options and warrants are not included in pro forma diluted net loss per share because they would be anti-dilutive.